Investor Day ‐ 2023 2023 Investor Day March 9, 2023

Investor Day ‐ 2023 Welcome and  Introduction 2 Karen Guerra, VP of Investor Relations

Investor Day ‐ 2023 Cautionary Statements Regarding Forward‐Looking Information This presentation may contain or incorporate by reference information that includes or is based on forward‐looking statements  within the meaning of the safe‐harbor provisions of the Private Securities Litigation Reform Act of 1995. We caution investors that  these forward‐looking statements are not guarantees of future performance, and actual results may differ materially. Such  statements involve known and unknown risks, uncertainties, and other factors, including but not limited to: • changes in the frequency and severity of insurance claims; • claim development and the process of estimating claim reserves; • the impacts of inflation; • the impact of Kemper’s strategic initiatives; • supply chain disruption;  • product demand and pricing;  • effects of governmental and regulatory actions; • litigation outcomes; • investment risks; • cybersecurity risks; • impact of catastrophes; and  • other risks and uncertainties detailed in Kemper’s Annual Report on Form 10‐K and subsequent filings with the Securities  and Exchange Commission (“SEC”). The COVID‐19 outbreak and subsequent global pandemic (“Pandemic”) is an extraordinary catastrophe that creates unique  uncertainties and risks. Kemper cannot provide any assurances as to the impacts of the Pandemic and related economic conditions  on Kemper’s operating and financial results. Kemper assumes no obligation to publicly correct or update any forward‐looking statements as a result of events or developments  subsequent to the date of this presentation, including any such statements related to the Pandemic.  Non‐GAAP Financial Measures This presentation contains non‐GAAP financial measures that the company believes are meaningful to investors. Non‐GAAP  financial measures have been reconciled to the most comparable GAAP financial measure. Preliminary Matters 3

Today's Presenters



Joe Lacher
President, CEO & Chairman

- 25+ years of insurance industry experience
- Joined Kemper in 2015
- Previous experience: Allstate, Travelers



Jim McKinney
EVP & CFO

- 20+ years of finance experience
- Joined Kemper in 2016
- Previous experience: Banc of California, AerCap, RBS Citizens, KPMG



Matt Hunton
EVP & President, Kemper Auto

- 15+ years P&C industry experience
- Joined Kemper in 2019
- Previous experience: Travelers



Tim Stonehocker
EVP & President, Kemper Life

- 35+ years of industry experience
- Joined Kemper in 2020
- Previous experience: Ameritas, Aegon

KEMPER

Investor Day - 2023 | 4

Investor Day ‐ 2023 Topic Presenter Welcome and Introduction Karen Guerra Vision and Value Creation Framework Joe Lacher Reaffirming and Refining Our Model Jim McKinney Q&A Joe Lacher / Jim McKinney Serving Our Markets: Kemper Auto Matt Hunton Serving Our Markets: Kemper Life Tim Stonehocker Evolving for the Future Jim McKinney Closing and Q&A Joe Lacher / Full Team Today’s Agenda 5 1 2 3 4 5 6 7 8

Investor Day ‐ 2023 Vision and Value Creation  Framework 6 Joe Lacher

Investor Day ‐ 2023 Business on track to realize target returns in 2024 7 State of the Union Focused actions to achieve profitability targets and deliver long‐term value creation The strategic initiatives announced in the  third quarter remain on track • Sharpening of our business focus ̶ Strategic review of Kemper Personal  Insurance (preferred home and auto) ̶ Divestiture of Reserve National Insurance  Company (Kemper Health) • Initiatives to enhance our operating model ̶ Establishment of an offshore captive ̶ Creation of a reciprocal exchange ̶ Enterprise expense optimization Announced Initiatives Guidance No change to fourth quarter guidance; we  are poised to achieve: • Positive adjusted consolidated net operating  profit during the first half of 2023 • Underwriting profits during the second half  of the year

Investor Day ‐ 2023 Key Highlights for Today’s Meeting 8 Significant valuation upside Strong corporate purpose Investing in differentiated capabilities which provide     competitive advantages Broad universe of market opportunities that align with our            Strategic Intent and differentiated capabilities Prioritizing efforts to achieve target profitability, enhance  competitive advantages, and transform our capital structure     

Leading Insurer Empowering Specialty and Underserved Markets

Enabled by a dynamic, diverse, and innovative team who act like owners

KEMPER

KEMPER Auto[1]

Specialty auto insurance for underserved markets; Latino, Hispanic and urban areas

Delivering appropriate and affordable insurance and financial solutions

KEMPER Life[2]

Life insurance for low/modest income customers

Market Characteristics	Sizable Market	Require Unique Expertise	Have Limited or Unfocused Competition	Enable Systematic, Sustainable Competitive Advantages (SSCAs)

Differentiated Capabilities	Low-Cost Management	Ease of Use	Distribution	Product Sophistication

Target top quartile value creation for customers, employees and shareholders

KEMPER

[1] Kemper Auto is equivalent to the Specialty Property & Casualty Insurance Segment
[2] Kemper Life is equivalent to the Life & Health Insurance Segment

Investor Day - 2023 | 9

Serve Growing Specialty Markets With Easy-to-Use Affordable Solutions

Focus enables optimal value creation

Core Businesses

Specialty Auto

- Personal and commercial auto insurance products
- Targets underrepresented demographics
- Simplified product offerings
- Specialized capabilities for customer needs
- Broad independent agent and broker distribution (~24,000)

Life

- Life and select property insurance products
- Serves low to moderate income (LMI) segment
- Simple products with stable cash flows
- Products enable financial discipline
- Unique home service model (~2,300 agents)

Preferred Home & Auto

- Personal insurance products created for "Main Street America"
- Product design and claim capabilities provide affordable insurance
- Independent agent distribution (~5,600)

Core businesses foundational to Kemper's success

KEMPER

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Investor Day ‐ 2023 Proven, repeatable approach enables long‐term execution success Consistent Strategic Framework Highlights Attractive Businesses Focus on target market criteria and Kemper’s success formula 11 Success Formula  Enablers  Differentiated capabilities  Systematic, Sustainable Competitive Advantages Target Market  Customer‐centric  Ease of use  Specialized delivery solutions  Business must be strong on standalone basis Must be made stronger by being part of Kemper Must make Kemper stronger  Have or can achieve SSCAs  Sizable market  Requires unique expertise  Has limited or unfocused competition SSCA  Approach Selection /  Participation Criteria Market  Characteristics Customer  Needs

Investor Day ‐ 2023 Strategic framework and strong operating model accelerate value creation for all stakeholders Operating Model Provides Foundation for Competitive Advantages Differentiated enablers and capabilities provide an enterprise SSCA 12 Critical Enablers Talent Analytic Superiority Financial Strength Systematic, Sustainable Competitive Advantage Creation Distribution Low‐Cost  Management Product  SophisticationEase of Use Capital  Allocation Strategic  Management Organizational  Development Business Capabilities Holding Company Capabilities

Strategic Framework Highlights Strength of Auto and Life Businesses

Enables Kemper to sharpen strategic focus

			Core Businesses: Specialty Auto	Core Businesses: Life	Preferred Home & Auto	Health[1]
Target Market	Market Characteristics	Sizable Market	✓	✓	✓	✓
		Require Unique Expertise	✓	✓	~	✗
		Have Limited or Unfocused Competition	✓	✓	✗	✓
	Differentiated Capabilities	Low-Cost Management	✓	✓	✗	✗
		Ease of Use	✓	✓	✗	✗
		Distribution	✓	✓	✗	✗
		Product Sophistication	✓	✓	✗	✗

Core businesses possess attractive market characteristics and differentiated capabilities

[1] *Completed the sale of Reserve National Insurance Company —otherwise known as Kemper Health—to Medical Mutual of Ohio on 12/1/22*

KEMPER
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Investor Day ‐ 2023 Key Highlights for Today’s Meeting Significant valuation upside Strong corporate purpose Investing in differentiated capabilities which provide     competitive advantages Broad universe of market opportunities that align with our            Strategic Intent and differentiated capabilities Prioritizing efforts to achieve target profitability, enhance  competitive advantages, and transform our capital structure      14

Investor Day ‐ 2023 Reaffirming and Refining Our  Model 15 Jim McKinney

Investor Day ‐ 2023 Reaffirming and Refining Our Model 16 Topics • Operating principles • Path to target profitability • Execution is driven by sustainable operating model and business practices • High confidence in achieving: ̶ Positive adjusted consolidated net operating profit during the first half of 2023 ̶ Underwriting profits during the second half of the year ̶ Target returns in 2024 Key Takeaways

Investor Day ‐ 2023 Enables leading businesses with consistent market share gains through the cycle 17 Commitment to Continual Success for Our Stakeholders Enterprise aligned to perpetual operating principles • Develop specialized  offerings • Aligned distribution • Ease of use • Affordable • Continuously investing  in the future while  maintaining expense  discipline Customer‐Centric • Strong balance sheet • Sound risk governance  and controls • "Act like an  owner" culture and  conduct • Operational resilience Disciplined Risk  Management • Event‐based data  architecture • Proprietary and high‐ frequency data • Cloud‐based applications • End‐to‐end value  chain projections:  historical and simulated • Integrated planning Dynamic Financial  Management • Empower underserved  customer bases • Investing in and  supporting our  communities • Integrating  environmental  sustainability into  business and  operating decisions Sustainable  Business Practices Operating Principles

Investor Day ‐ 2023 Continuous investment and innovation deliver differentiated outcomes for all stakeholders 18 Value Creation Driven by Customer‐Centric Franchises Formula enables enduring systematic success  Profitable  Growth Identify  Customers Understand  Needs  Develop  Specialized  Offerings Align  Distribution Ensure Ease  of Use Affordable • Delivers superior outcomes   • Lowers costs • Enables optimal deployment of  technology solutions • Enhances business investment  returns • Improves customer retention

Investor Day ‐ 2023 Governance ecosystem ensures we are a source of strength for all our stakeholders Strong Risk and Control Management are Non‐Negotiable Size and scale enable us to efficiently execute on our governance responsibilities 19 • Deliver on our customer promises • Provide operational resilience • Maintain multi‐jurisdictional  compliance • Protect personally‐identifiable  information • Minimize fraud and cyber risk • Adapt to new laws and regulations Fraud Cyber Risk Compliance LegalControl  Mgmt. Finance

Investor Day ‐ 2023 Permits analytic superiority, improves customer experience, and grows competitive advantages 20 Quick and Accurate Information Drives Superior Outcomes Supported by pervasive intellectual curiosity and a leading information platform Event‐based data architecture Proprietary and  high‐frequency data End‐to‐end value chain projections:  historical and simulated Integrated planning Cloud‐based applications • Reduces costs • Enables ability to scale up or down  efficiently • Increases security and data back‐up • Improves collaboration • Provides timely and valuable data  insights Benefits

Investor Day ‐ 2023 Integral in providing appropriate and affordable insurance and  financial solutions for specialty and underserved markets ESG Remains a Priority Integrating environmental sustainability into business and operating decisions 21 • LEED Certified office locations • Recycling of over 450 tons of  materials in our locations • Continued investments in  renewable energy – $100M  invested in solar energy in 2021 • Climate risk management  framework • Expansion of employee learning  and development programs  • Enhanced diversity and inclusion  program • Committed $4.5M over the next  5 years for scholarships at 10  universities, including 6  Historically Black and Hispanic‐ serving institutions • Improvements in employee  benefits • ESG Oversight established at  board level • Diverse board: majority of  directors are independent and  42% of board members are  female and/or professionals of  color • Nearly $3B in ESG‐related  investments  • Data and security policies aligned  to industry best practices Environmental Social Governance Energy  Efficiency ESG Product  Features Climate Risk Human  Capital Philanthropy  & Community Diversity,  Equity &  Inclusion Responsible  Investing Data Security  & Privacy Oversight  Compliance & Ethics

Continuously Changing Operating Environment

Necessitates ongoing investment to maintain position

Competition	Regulatory	Cyber	Tech & Data	ESG
• Competing with traditional insurance companies • InsurTechs continue to penetrate select markets • MGAs trying to disintermediate insurance companies	• Changing and expanding regulatory requirements • Conforming to new reporting requirements (e.g., LDTI)	• Evolving cyber landscape • Significant increase in cost of ransomware • Data privacy, ethics and transparency increasingly impact customer decisions	• Accelerating pace of innovation • Need for digital and cloud native solutions • Customers expect and deserve products designed to meet needs and lifestyle choices • Expanding data availability and utility	• Increasing focus on climate, sustainability and DE&I • Stakeholders expect tangible actions that support a greener and more inclusively equitable society

Continuous investment and innovation enables competitive outcomes for all stakeholders

KEMPER

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Investor Day ‐ 2023 Growing the number of customers served with leading and affordable solutions Committed to Delivering on Through‐the‐Cycle Targets 23 Return on Equity  (ROE) 10% – 12% Return on  Average Tangible  Common Equity  (ROATCE) 14% – 16% Premium  Growth Market or Higher Leveraging advantages to unlock shareholder value

Investor Day ‐ 2023 Expect positive adjusted consolidated net operating profit in 1H’23 with underwriting income by 2H’23 Benefit Driven By Actions Taken Specialty P&C  Profit Actions • Rate and non‐rate actions earning in • Since 2Q'21, Kemper Auto has  filed for 43 points of rate Cost Structure  Optimization • Restructuring program in place • LAE improvements • Enterprise expense initiatives • Real estate expense reductions Macro  Tailwinds • Rising interest rates • Declining mortality • Moderating severity inflation trends • Improving regulatory environment • Optimized investments to  maximize interest rate benefit • Extensive rate filings Executing Plan to Achieve Target Returns  Macro environment improving and profit enhancement initiatives progressing 24 1 2 3

① Specialty P&C Path to Target Returns

Comprehensive approach underway

Themes

- Net loss trend (loss trend in excess of underwriting actions) stabilizes in 2023
  - Underwriting actions continue to drive lower frequency (stabilizes over 2023)
  - Severity is expected to moderate through 2023 but continues to drive higher loss cost
- Approved rate continues to earn-in (expect >13% of additional rate to earn in through 2023)
- Expense initiatives focused on operational efficiency

Underlying Assumptions

Assumption	1H'23	2H'23
Earned rate	6 – 7pts	5 – 6pts
Net loss trend	2 – 4pts	2 – 4pts
Expense savings	0 – 1pts	0 – 1pts
Additional CA actions	0 – 1pts	1 – 2pts

Overcoming loss cost pressures through rate, non-rate, and expense actions

KEMPER

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Investor Day ‐ 2023 Clear path to underwriting profit by end of 2023;  potential upside driven by macro factors and California actions 108%  96%  98%  100%  102%  104%  106%  108%  110 % FY 2022 YE 2023 U nd er ly in g  Co m bi ne d  Ra tio Downside Base Upside CA Upside Specialty P&C Path to Target Returns Profit actions having the desired effect 26 97% – 100% 1 2Q’23 Range 100% – 103%

Investor Day ‐ 2023 Significant run‐rate savings have been realized; additional savings expected throughout 2023 Cost Structure Optimization Accelerates Path to Target Returns Opportunities to optimize cost structure and capture cost efficiencies have been identified and actioned 27 Restructuring and integration pre‐tax charges of $150M – $200M will produce an  annualized savings of $150M or greater by the end of 2025 Since its inception, this program has driven total annualized run rate savings of $61M, and  we have incurred total pre‐tax charges of $36M (Pre‐tax, $ in millions) 4Q’22  Total Program % Reached Ru n  Ra te   Sa vi ng s Loss Adjustment Expense (LAE) Improvements $34 $80 – $120 28% – 43% Enterprise Expense Initiatives (ex. Real Estate & LAE) $18 $60 – $70 26% – 30% Real Estate Optimization $9 $10 90% Total Annualized Run Rate Program Savings $61 $150+ 42% – 60% Total Earned on Run Rate Savings $14 Associated Charges $36 $150 – $200 18% – 24% 2

Investor Day ‐ 2023 Improving macro environment supports path to profitability Macro Tailwinds Benefiting Path to Target Returns Enhanced fixed income yields and moderating severity inflation stabilizing operating environment 28 Impact to Kemper Rising Interest Rates • Increased Net Investment Income as Kemper optimizes  investment portfolio Declining Mortality • Mortality returning to pre‐Pandemic levels leading to  increased Life earnings and cash flow Moderating Severity • Severity inflation moderating from post‐Pandemic highs Improving Regulatory  Environment • Additional rate available on Kemper products following  regulatory approval 3

Investor Day ‐ 2023 Achieve through‐the‐cycle targets in 2024  Committed to Delivering on Through‐the‐Cycle Targets Initiatives provide comprehensive approach to enhanced profitability 29 1 ROE defined as rolling 12 months return on average shareholders’ equity excluding net unrealized gains on fixed maturities (5‐point average)  (0.3)% 10% ‐12% 3‐Yr Avg ROE¹ P&C Profit Actions Cost Structure Optimization Macro Trends 2024Y ROE¹ Target Range Relative  contributions  not to scale

Investor Day ‐ 2023 30 Key Takeaways • Execution is driven by sustainable operating model and business practices • High confidence in achieving: ̶ Positive adjusted consolidated net operating profit during the first half of 2023 ̶ Underwriting profits during the second half of the year ̶ Achieve through‐the‐cycle targets in 2024

Investor Day ‐ 2023 Q&A 31 Joe Lacher & Jim McKinney

Investor Day ‐ 2023 Serving Our Markets:  Kemper Auto 32 Matt Hunton

Investor Day ‐ 2023 • Specialty auto market is large and growing more rapidly than the broader market with  customers that have unique and complex needs • Kemper Auto has developed core capabilities that provide competitive differentiators  • Intensely focused on achieving target returns 33 Serving Our Markets: Kemper Auto Topics Key Takeaways • Specialty Auto market overview • Core capabilities and strategic differentiators • Key investments • Commercial Auto double click

Investor Day ‐ 2023 Specialized business model drives focused execution to ensure customer needs are met Overview of Kemper Auto Today Target market includes both Specialty PPA and CV segments 34 2022 FY Earned Premiums Earned Premium Evolution PPA CV 14% 86% 5% 95% Mix 2017Y 2022Y Commercial  Auto $549M Private  Passenger  Auto $3,496M Strong Specialty Franchise Strong specialty franchise underscored through  consistent growth in both NPW and NPE Sophisticated distribution network characterized by  long‐tenured agents Efficient technology platform rooted in a modern  claims system Unique position focusing on underserved markets  throughout the U.S.

Kemper Auto has Built a Leading Specialty Auto Franchise

~$110B market that requires distinctive capabilities to meet customer needs

Customer Traits



Traditional Nonstandard Auto ~$50-70B
Specialties
Bad Actors
Latino/ Hispanic
Urban
Poor Credit
Standard and Preferred
Specialty States
High Risk
Other Specialty Auto ~$30-50B

Market Attributes

Broad mix of customers with unique needs

Specialized capabilities are required to meet customer needs

Price sensitive customer base that values trust and accessibility

Payment options and pricing flexibility are critical success factors

Dominated by large, unfocused insurers and small, less-sophisticated carriers

Favorable competitive dynamics and operating environment present opportunity to further expand our SSCA

Source: S&P Capital IQ Pro and AM Best

KEMPER
Investor Day - 2023 | 35

Investor Day ‐ 2023 Strong growth of Specialty Auto market provides  meaningful attainable headroom in our existing markets Specialty Auto is a High‐Growth Market Significant portion of Specialty customers reside in urban areas 36 • Market has grown ~$40B – $45B (~6%  annually) over last 10 years ̶ High growth geographies (e.g., TX, FL) ̶ High growth population segments (e.g.,  Latino/Hispanic) • Geographically concentrated in key states  and urban zones ̶ ~30% of market in top three states ̶ >50% of market in top 10 states • Customer needs vary widely, but generally  focused on low‐cost products with  appropriate service levels • Limited focused and scaled carriers 9% 9% 10%  $‐  $1  $2  $3  $4  $5  $6  $7 OH TN MI IL PA GA NY CA FL TX Top 10 NSA States (Premium)2 ($B Premium) KA Presence       $0 $20 $40 $60 $80 $100 $120 $140 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 $  ‐b ill io ns Specialty PPA¹ CV Target Market¹ Specialty Written PremiumSpecialty Market Overview 1 S&P Capital IQ Pro, Fitch Ratings, and Kemper Management Estimate 2 AM Best

Investor Day ‐ 2023 Focused on Serving the Specialty Auto Market Unique capabilities enable us to deliver a value proposition that aligns with customer needs 37 Prioritization of customer characteristics and needs inform execution and business solutions Specialty Customer Characteristics Business Model Implications Highly price sensitive customers Flexible payment options Specialized distribution and customer access Unique workflow requirements Deep customer proprietary knowledge Product sophistication Nimble underwriting and billing tools Broad and fortified broker relationships Local claim intimacy Extensive bilingual service capabilities

Investor Day ‐ 2023 Leveraging Business Model to Drive Consistent Value Creation Building balanced and increasingly diverse presence 38 Framework drives balanced growth while meeting our long‐term targets • Written premium has grown ~30%  annually since 2017 • Scaling our model across new  products and geographies • Targeted growth has provided  diversification benefits • Attractive opportunity to grow  commercial auto • Geographic growth anchored on  existing “Foundational” and  “Investment” states • Balancing growth and target margins Balancing Product Portfolio 81% 53% 35% 9% 35% 45% 6% 10% 20% 4% 2% 2017 2022 2030E California Other Foundational ¹ Investment ² Exit ³ $3.9B$1.0B Portfolio Overview Streamlining and Diversifying Geographic Portfolio 95% 84% ~ 75% 5% 16% ~ 25% 2017 2022 2030E Private Passenger Auto Commercial Auto $3.9B$1.0B 1 Other Foundational defined as existing at‐scale states (e.g., FL,TX) 2 Investment defined as subscale states (e.g., AZ, GA) ³ includes all other states that are currently in runoff Written Premium Written Premium

Investor Day ‐ 2023 Differentiation Enables Improved Ability to Fulfill Customer Needs Execution is empowered by core capabilities and critical enablers 39 Analytic Superiority Product  Sophistication Specialized  Distribution Large distribution  force serving  customers across  multiple states Strong agent loyalty  and long retention Specialized  capabilities meet  customer needs Offerings intended  for underserved  markets Data into insights to  enhance customer  experience Predictive analytics  to drive business  intelligence Focused investment provides for sustained, long‐term profitable growth

Investor Day ‐ 2023 Preserving and Strengthening Core Capabilities Continuous investment sustains competitive advantages 40 Platform Agility Data and Analytics Expanded  Partnerships Better  Distribution Competitive Pricing Evolved Product  Managers Speed  to Market Efficient Claims  Management New  Products Enhanced  Segmentation Model provides outcome consistency and sustainability

Product Sophistication Core to Sustaining Target Market Advantages

Investing in Next Generation Products and Analytical Capabilities

Strategic Focus

- **Enhanced product sophistication**
  - Offerings aligned to specific risks
  - Advanced data science
  - Improved pricing segmentation
- **Speed-to-market management**
  - Real-time underwriting evaluation and selection capabilities
  - Ability for product managers to rapidly adjust
- **Operating model efficiency**
  - Low-cost claim and expense model
  - Agency compensation model aligned to targeted outcomes

Product Evolution

Current State



Urban, Latino / Hispanic customers
Traditional Non-Standard customers
American Access
Alliance United
Infinity High Value
Kemper Specialty
Infinity Low Cost
Special
RSVP

Future State

- Ability to leverage **scaled data and platforms** to optimize in-market offering
- **Enhanced segmentation**, management flexibility, and cost effectiveness
- **Consistent** agent and customer experience across the board

Enriched product sophistication and agility will increase ability to meet customer needs and targeted financial outcomes

KEMPER

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Investor Day ‐ 2023 Becoming the Indispensable Agency Partner  Allows for increased shelf‐space and outsized returns 42 Distribution approach a key driver to efficiently serve target customers Broad and diverse distribution channel and relationships • Distribution channels to meet customers’  purchasing preferences • Local support and grass roots marketing Deep investment in partnerships with  independent agents • Consultative sales to influence behavior • Establish trust and collaboration with partners Sales operations excellence • System of accountability for objectives and  key results • Agency segmentation and prioritization

Investor Day ‐ 2023 Management Insights Optimize Distribution Management Relentless focus on optimizing relationships and achieving appropriate returns on investment 43 Data Driven Training &  Development Performance  Management  & Support Continuing  Education Holistic sales process that influences, shapes, and changes behavior to drive a measurable outcome

Expanding Commercial Auto Market Presence

$50B+ market that requires specialized capabilities to be successful

Strategic Focus

- **Highly-focused appetite:**
  - *Customers*
  - *Geographies*
  - *Occupations and vehicle classes*
- **Tailored product offerings and underwriting specialization**
  - *Occupation accuracy and policy contract alignment*
  - *PPA-like rating sophistication*
- **Long-tenured underwriting staff and high-touch sales organization**
- **Aggressive telematics usage increasing underwriting accuracy while mitigating risk**
- **Market-leading ease of doing business capabilities**

Significant Growth at Attractive Margins



Average Combined Ratio
88.7%
Industry[1]
• CAGR: 9%
• CoR: 104.5%
Written Premium ($M)
28% CAGR
$230
$270
$350
$470
$630
2018
2019
2020
2021
2022

Growth strategy focused on leveraging personal auto market access to efficiently deploy specialized distribution, product and underwriting capabilities

Source: Fitch Ratings and S&P Global Market Intelligence
[1] From 2018 – 2021

KEMPER Investor Day - 2023 | 44

Investor Day ‐ 2023 Capabilities driving top‐decile profitable growth Market Leading Underwriting Capabilities Evolving commercial line capabilities 45 TelematicsAppetite Articulation

Investor Day ‐ 2023 Seamless Digital Experience Provides Leading Ease of Use Additional enhancements forthcoming to further expand differentiation 46 Current  Quote & Bind Experience New Agency  Quote & Bind Experience Simple and easy‐to‐use experience reduces sales friction delivers a preferred solution

Investor Day ‐ 2023 47 Key Takeaways • Specialty auto market is large and growing more rapidly than the broader market with  customers that have unique and complex needs • Kemper Auto has developed core capabilities that provide competitive differentiators  • Intensely focused on achieving target returns

Investor Day ‐ 2023 Serving Our Markets: Kemper Life 48 Tim Stonehocker

Investor Day ‐ 2023 49 Serving Our Markets: Kemper Life Topics Key Takeaways • Low‐to‐Moderate Income Market (“LMI”) • Kemper Life Capabilities • Distribution Ecosystem • Growth Opportunities • Limited competition and high barriers to entry • Significant growth opportunity (2% – 3% existing market share)  • Distribution and Life ecosystem enhancements accelerate growth

Leading Provider of Easy-to-Use Life Products for LMI Market

Customers have unique needs and servicing requirements

Life Market Share (By Household)


Rest of Market[1]
66M
LMI[2]
57M
Target Market[3]
29M
Outside Kemper Focus
27M
Kemper Households
0.7M

Total U.S. Households: 123M

Focus Areas

Households with cultural, social and/or faith-based attributes that create a desire for proper end of life

Life products for customers in the low-to-moderate income (LMI) market segment

Large, high-touch employee-based distribution force with a deep understanding of customer needs

Key Highlights

- Represents 25% – 30% of our run-rate normalized earnings
- Market has limited competition, high barriers to entry, and represents a significant opportunity
- Large, mature book of business providing strong and steady distributable cash flow – returning to pre-pandemic profitability
- High-touch service model enables financial discipline for customers
- Financial metrics:
  - Face Value of In-Force: $20B
  - Average Face Value per Policy: $6,246

[1] Rest of Market includes the following segments: Below Poverty Line, Middle Market / Mass Affluent, High Net Worth, and Ultra-High Net Worth
[2] LMI defined as households with income between $15K – $75K
[3] Target Market includes households with cultural, social, and/or religious attributes that lead to higher propensity to buy life insurance in current footprint

KEMPER Investor Day - 2023 | 50

Life Insurance Market has Five Primary Segments

Needs for life insurance vary based on income, assets and cultural factors

Individual Life Insurance Market Segments

	Below Poverty Line	Low-to-Moderate Income (LMI)	Middle Mkt. / Mass Affluent	High Net Worth	Ultra-High Net Worth	Total
Total US # Households (HHs)	12M	**57M**	46M	6M	2M	**123M**
Household Financials	Income < $15K	**Income $15K - $75K**	Income $75K - $200K+	Assets > $1M	Assets > $30M	
Why Purchase Life Insurance?	N/A	**End of life expenses, including burial and funeral**	Financial security for survivors / loved ones	Estate planning and tax efficiency		
Competition Summary	N/A	**Limited, highly fragmented**	Competitive	Competitive		

Kemper serves the LMI customer focused on funding end-of-life expenses

Source: 2020 U.S. Census Bureau

KEMPER
Investor Day - 2023 | 51

Significant Growth Opportunity in the LMI Market

Near-term focus is on ~10M of the 57M total LMI households


Low-to-moderate income (LMI) (~57M HHs)
Cultural, ethnic and/or faith-based affinities leading to higher propensity to buy life insurance (~44M HHs)
Lower propensity to purchase (~13M HHs)
Current Kemper Life states (~30M HHs)
Non-Kemper Life states (~14M HHs)
Current Kemper Life footprint[1] (~10M HHs)
Outside existing footprint (~20M HHs)
Near-Term Focus:
10M HHs within Life's existing footprint that have higher propensity to buy life insurance
Longer-Term Focus:
20M similar households in adjacent or other parts of current states

Existing footprint allows for meaningful growth before expanding to new geographies

Source: 2020 U.S. Census Bureau, Pew Research Center
[1] Customer zip codes serviced by our existing districts

KEMPER
Investor Day - 2023 | 52

Existing District Offices Can Reach ~10M LMI Households

Diverse geographic presence with large market opportunity

- Significant opportunity, with ~30M households within states Kemper currently serves
- 370+ sales managers and ~2,300 agents employed to sell and service customers across 25 states
- Products primarily sold in TX, LA, AL, MS and GA



Untapped LMI Households

Current Kemper States

1M+	500K–1M	250K–500K	100K–250K	<100K

80+ Kemper District Geographies *(some overlap)*

Non-Kemper States

Customers in DE, KS, KY, OK, and WI are serviced by districts in adjacent states

Sizable opportunity to expand business within existing footprint

KEMPER

Investor Day - 2023 | 53

Investor Day ‐ 2023 Life Ecosystem enables sustainable delivery of product and services at affordable prices 54 LMI Market Requires Specialization Requires high‐touch distribution, easy to understand products, and flexible payment structures • Financial discipline to  keep current with  premiums • Peace of mind for final  expense coverage • A solution that is easy to  understand • A solution they can  afford • Relationship with agent • High‐touch service model  provides discipline and supports  retention • Ecosystem that produces ease‐ of‐use • Affordably priced product • Cultural, social and faith‐based  attributes that create a desire for  proper end of life • Limited savings potential • Competing budgetary decisions • Constrained ability to fund major  expense

Investor Day ‐ 2023 Ecosystem creates hard to replicate business proposition 55 LMI Market Requires Tailored Capabilities Needs integrated distribution, ease of use, and specialized underwriting delivered at an affordable cost Integrated  distribution and  service ecosystem Service model that is  difficult to replicate  Distribution Simplified processes  with focus on  customer education Serves as an  ecosystem that  enables financial  discipline Ease of Use Experiential data  within LMI market  combined with  superior analytics  allows for appropriate  pricing Simple, low‐face  amount life insurance  Streamlined  efficiencies across the organization Creation of in‐home  service model would  be difficult to replicate Low‐Cost  Model Specialized Underwriting

Investor Day ‐ 2023 High touch sales and service model delivers stakeholder value creation 56 Market Requires Easy‐to‐Understand & Use Products Offer a range of policies based on customer need and budget • Permanent death  benefits • As premium is paid  policy builds cash /  loan value • Coverage continues  after premium  payment period • Various riders can be  added to policy Whole Life • Coverage for a certain  period of time • Initially less expensive  when compared to  whole life • Coverage options  range from $25,000 ‐ $250,000 • Conversion option  from term to whole life Term Life • Covers individuals who  may be disqualified  from other standard  life policies  • Helps cover final  expenses and other  debts • Premiums remain level  and as premium is paid  policy builds cash /  loan value Guaranteed Issue • Coverage for  policyholder’s personal  property  • Accident policies  provide for accidental  death and  dismemberment Contents / A&H

Investor Day ‐ 2023 Advancing processes and technology to further enhance business model 57 Capabilities Create an Ecosystem Benefitting Customers & Shareholders Consists of three strategic key components • Distribution organization  designed to serve and grow  our customer base • Easy and straightforward to  purchase a policy  (introduction, education,  sale) • Business processes  and systems  optimized for cost and  service (underwriting,  maintenance,  collections, claims) • Systematic,  transferrable systems  and processes to  make our organization  more effective and  remain aligned with  pricing • Proprietary data and  insights not easily  replicated • Drives an  understanding and  respect for customers  that leads to better‐ tailored solutions • Apply and act upon  management  information • Disciplined risk  selection aligned with  pricing Underserve d  Demographi c Sale  &  Service  Model Low‐Cost  Operating  Model Data &  Analytics

Investor Day ‐ 2023 The District Manager is the key role in creating and maintaining this ecosystem 58 Distribution Ecosystem Drives Competitive Advantage Designed to deliver high‐touch service to customers District Manager Enabling Processes Recruit Train Retain Agents & Agent Support Provides high‐touch service Customer Seeks help with financial discipline Ongoing sales, service and relationship building Key Differentiator: District Managers create strong agents and  strong ecosystem

Investor Day ‐ 2023 Standardized procedures and processes will enable franchise‐like expansion and growth 59 Optimizing Our Ecosystem to Accelerate Growth Evolving to a more efficient operating model • Systematized recruiting, training and sales  processes • Replicable operating model that can be  “franchised” • Enables creation and maintenance of  tailored processes and administration • Enhanced capabilities and more control /  accountability • Incorporate leading analytic capabilities to  accelerate solution identification and   implementation Productive Agent Recruit Train Develop Retain Target Operating Model Characteristics Future State

Investor Day ‐ 2023 Foundation capabilities built for Phase 1 growth will be utilized in Phases 2 and 3 60 Market Penetration Expansion Ongoing Improved operating model enables profitable expansion Phase 1:  Existing District Footprint • Focused on growing within our current  footprint; roughly 10M target households • Continued standardization of target operating  model, driving key outcomes over next 5 years: ̶ Agent growth: 5% to 10% / year ̶ Collected premium growth: 7% to 12% / year Phase 2:  25 – 50 Miles Beyond Footprint1 • Efficiencies from initial phase will allow for  market expansion in proximity to existing  Kemper Life districts Phase 3: Expansion • Continued expansion to further adjacent areas • Ability to repeat the process, adding  infrastructure  as appropriate 1 Dependent on population density and size of district

Investor Day ‐ 2023 61 Key Takeaways • Limited competition and high barriers to entry • Significant growth opportunity (2% – 3% market share) • Distribution and Life ecosystem enhancements accelerate growth

Investor Day ‐ 2023 Evolving for the Future 62 Jim McKinney

Investor Day ‐ 2023 Evolving For the Future  63 Topics Key Takeaways • Key initiatives unlock meaningful shareholder value ̶ Bermuda Captive ̶ Reciprocal Exchange • Valuation • Initiative execution is largely within management's control • Unlocks significant capital and moves PPA business to a fee‐based service model • Substantial upside for shareholders looking forward

Investor Day ‐ 2023 Business has increased liquidity and capital flexibility  Majority of Life Business Ceded to Kemper Bermuda Ltd.  Reinsuring to regulatory framework aligned to Solvency II capital and risk model 64 Actions  Established Bermuda captive as a wholly‐owned subsidiary; reinsured 80% of existing Life  business to the captive, unlocking substantial trapped capital  Review of Life business reserves expected to provide an additional $100M regulatory capital  release in 2023 Benefits Capital Efficiency • Initiative resulted in $300M of additional dividends to parent • Improves fungibility of capital • Supports repayment of $150M of future debt repayments Risk Reduction • Reduces risk by allowing Kemper to manage capital centrally across  the enterprise ‒ Allows more efficient movement of capital to entities that need  support Regulatory Standards • Economics‐driven regulatory environment ‒ Rewards entities with strong asset‐liability management ‒ Aligns regulatory incentives with economic risk measures 1 2

Bermuda Initiative Includes Review of Life Reserve Standards

Previously-set mortality reserve standards were more stringent than required

1 Captive Set-up

Initiative resulted in $300M of additional dividends to parent

2 Life Reserve Review

1992

Used more stringent "modified" mortality tables than ordinarily required for setting reserve estimates

2022

Tests showed more stringent requirements overstated reserves

2023

Initiative expected to result in ~$100M of additional dividends to parent

Bermuda initiative expected to provide additional $100M capital release in 2023

KEMPER

Investor Day - 2023 | 65

Investor Day ‐ 2023 Structure transformation benefits all stakeholders and furthers our strategic intent Reciprocal Model Provides Opportunity to Enhance Cost Advantages Structure reduces cash flow volatility, lowers WACC and enables tax efficiencies 66 Current Opportunities Broader Insurance Market Cyclicality Market cycles translate to periods of  challenging underwriting results and  earnings volatility Pressure on Underwriting Results Continued focus on combined ratio  improvement may lead to  competitive disadvantage vs. mutual  / reciprocal peers Capital Requirements Increased cost and amount of rating  agency, regulatory, and economic  capital required to  combat underwriting risks Capital Structure and Tax Efficiency Reduced Kemper capital requirements  frees up capital for other initiatives1; tax  benefit from Member Surplus  Contribution (“MSC”) feature Improved Operating Results Stable fees associated with an AIF  should decrease earnings volatility1 Improved Customer Pricing Reduction in capital costs and tax  efficiencies may improve price  competitiveness Solution  =  Reciprocal Reciprocal Benefits 1 Benefit accrues post‐Accounting Deconsolidation

Investor Day ‐ 2023 • Shareholders own the company • Structure is exposed to both policy servicing and  underwriting risk (e.g., frequency and severity) • Exposure to underwriting risk increases earnings and  cash flow volatility • Higher volatility results in greater required returns and  higher capital costs • Policyholders own the company • Less exposed to a quarterly earnings cycle • Structure is exposed to both policy servicing  and underwriting risk (e.g., frequency and severity) • Exposure to underwriting risk increases earnings and  cash flow volatility • Lower required return from policyholders who  support operational results Carriers Traditionally Structured as Stock or Mutual Companies Both structures include policy servicing and underwriting 67 Policy Servicing Underwriting RiskSt oc kh ol de r Stock Company Structure Mutual Company Structure Policy Servicing Underwriting RiskPo lic yh ol de r Stockholders or policyholders are directly exposed to both underwriting and policy servicing risks

Investor Day ‐ 2023 Policy servicing and underwriting risks are split between stockholders and policyholders Reciprocal Model is a Hybrid of a Stock and Mutual Company  Structure creates a servicing (AIF) company and an underwriting entity (exchange) 68 Exchange (owned by Policyholders) Policy  Servicing Underwriting  Risk St oc kh ol de r Attorney‐In‐Fact (owned by Stockholders) Policyholder Policy  Servicing Stock Company Structure Reciprocal Structure Policy Servicing Underwriting RiskSt oc kh ol de r

Investor Day ‐ 2023 In a reciprocal structure, AIF receives servicing fees while exchange retains underwriting results A Reciprocal's Hybrid Structure Enables Increased Cost Efficiencies Reciprocal model splits servicing and policyholder risks between entities 69 Exchange (owned by Policyholders) Policy  Servicing Underwriting  Risk St oc kh ol de r Attorney‐In‐Fact (owned by Stockholders) Policyholder • AIF does not take direct underwriting risk • Fee‐based entity with stable cashflow and  earnings • Investors recognize reduced risk characteristics • Exchange exposed to underwriting risk • Capital structure supported through surplus  notes, member surplus contributions and  retained earnings • Improved pricing enabled by lower cost of capital  and tax efficiencies Reciprocal Exchange Structure Attorney‐In‐Fact Exchange

Investor Day ‐ 2023 Kemper expects deconsolidation within 5‐7 years Deconsolidation Provides Increased Capital Benefits Economic independence and policyholder capital sufficiency drive deconsolidation 70 Deconsolidation Greater  diversification, as Surplus grows Premium diversifies, as Surplus grows Structure  established, initial policies  written Illustrative Path to Deconsolidated Reciprocal Structure Kemper directly issues P&C personal lines  policies Stock  Company • Direct premiums, losses, and  investments on Kemper entity  financial statements • Volatility exposure and capital  requirements of premium, loss  reserves, and investments Consolidated  Reciprocal Structure • Exchange financials consolidated  by the AIF parent (Kemper) • Kemper renewal books in runoff;  new business is phased‐in • No volatility insulation or capital  benefits to Kemper Deconsolidated Reciprocal  Structure • Kemper Income Statement  reflects fee‐based income,  Balance Sheet sheds reserves and  investments • Reduction of required capital at  Kemper frees capital for other  purposes  Current State Y0‐Y5 Y5‐Y7 Onward

Reciprocal Structure Illustrative Financial Profile

Structure provides AIF with consistent cash flows and low earnings volatility

Financial Profile: Public AIF vs. Underwriting Peers

Net Income Volatility
(2017Y - 2021Y Avg.)



49.6%
16.8%
Public AIF¹
Peers²

ROAE Volatility
(2017Y - 2021Y Avg.)



46.2%
14.0%
Public AIF¹
Peers²

ROAE
(2017Y - 2021Y Avg.)



26.8%
11.6%
Public AIF¹
Peers²

Peer Comparison

- Reciprocal Structure provides AIF:
  - ~33% lower net income volatility
  - ~30% lower ROAE volatility
  - Increases ROAE by ~2.3x

Cash flow and earnings characteristics provide attractive economic profile to equity and debt market participants

[1] *Represents ERIE*
[2] *Personal lines peers represent ALL, HIG, MCY, PGR, TRV*

KEMPER
Investor Day - 2023 | 71

Investor Day ‐ 2023 Initiative execution expected to provide meaningful  market premium multiple expansion and shareholder upside Kemper Trades at Market Premium Multiple Discount to Peers Initiatives underway to return to profitability and create additional long‐term value 72 Share Price  TNBV Per Share 2024E EPS Market  Premium Multiple $62.941 $29.102 $5.021 $145.601 $30.642 $7.981 N/A N/A N/A $235.671 $33.862 Personal /  Specialty P&C3 $7.321 Market  Premium  Multiple  Formula 6.7x 14.4x 14.8x 27.6x Kemper vs. Peers 1 As of 3/3/23 2 As of 12/31/22; excludes unrealized (gains) losses on fixed maturities and goodwill 3 Peers include ERIE, PGR, ALL, KNSL, SIGI, RLI, THG, and PLMR

Investor Day ‐ 2023 Key Takeaways 73 • Initiative execution is largely within Management's control • Unlocks significant capital and moves PPA business to a fee‐based service model • Substantial upside for shareholders looking forward

Investor Day ‐ 2023 Closing and Q&A 74 Joe Lacher

Investor Day ‐ 2023 Key Highlights From Today’s Meeting Significant valuation upside Strong corporate purpose Investing in differentiated capabilities which provide     competitive advantages Broad universe of market opportunities that align with our Strategic Intent and differentiated capabilities Prioritizing efforts to achieve target profitability, enhance  competitive advantages, and transform our capital structure      75

Investor Day ‐ 2023 Appendix 76

Investor Day ‐ 2023 Non‐GAAP Financial Measures 77 Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities is a ratio that uses a non‐GAAP financial measure. It is  calculated by dividing shareholders’ equity after excluding the after‐tax impact of net unrealized gains on fixed income securities by total  Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the  trend in book value per share, excluding the after‐tax impact of net unrealized gains on fixed income securities in conjunction with book value  per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non‐ GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and  are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not  influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying  business activity and profitability drivers. Book Value Per Share Excluding Net Unrealized (Gains) Losses on Fixed Maturities and Goodwill is a calculation that uses a non‐GAAP financial  measure. It is calculated by dividing shareholders’ equity after excluding the after‐tax impact of net unrealized gains on fixed income securities  and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure.  The Company uses the trends in book value per share excluding the after‐tax impact of net unrealized gains on fixed income securities and  goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to  management efforts between periods. The Company believes the non‐GAAP financial measure is useful to investors because it eliminates the  effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital  market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding  and comparability of performance by highlighting underlying business activity and profitability drivers. Kemper believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing  performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not  excluded. Income (Loss) from Change in Fair Value of Equity and Convertible Securities, Net Realized Investment Gains (Losses) and Impairment  Losses related to investments included in the Company’s results may vary significantly between periods and are generally driven by business  decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the  timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction and Integration Costs may vary significantly  between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting  process. Debt Extinguishment, Pension and Other Charges relate to (i) loss from early extinguishment of debt, which is driven by the Company’s  financing and refinancing decisions and capital needs, as well as external economic developments such as debt market conditions, the timing of  which is unrelated to the insurance underwriting process; (ii) settlement of pension plan obligations which are business decisions are made by  the Company, the timing of which is unrelated to the underwriting process; and (iii) other charges that are non‐standard, not part of the  ordinary course of business, and unrelated to the insurance underwriting process. Significant non‐recurring items are excluded because, by their  nature, they are not indicative of the Company’s business or economic trends.

Investor Day ‐ 2023 Non‐GAAP Financial Measures 78 Underlying Combined Ratio is a non‐GAAP financial measure. It is computed by adding the Current Year Non‐catastrophe Losses and LAE Ratio  with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total  incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance  Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s  property and casualty insurance businesses that may be obscured by catastrophe losses and prior‐year reserve development. These catastrophe  losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant  impact on the combined ratio. Prior‐year reserve developments are caused by unexpected loss development on historical reserves. Because  reserve development relates to the re‐estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in  the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing  the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does  not reflect the overall underwriting profitability of our business.

Investor Day ‐ 2023 Non‐GAAP Financial Measures 79 Book Value Three Month Ended  December 31, 2022 Book Value Per Share $ 38.23 Less: Net Unrealized (Gains) Losses on Fixed Maturities Per Share 11.21 Book Value Per Share Excluding Net Unrealized (Gain) Losses on Fixed Maturities $49.44 Less: Goodwill (20.34) Book Value Per Share Excluding Unrealized (Gains) Losses on Fixed Maturities and Goodwill $29.10

Investor Day ‐ 2023 Non‐GAAP Financial Measures 80 Underlying Combined Ratio  Three Month Ended  December 31, 2022 Combined Ratio as Reported 108.8% Prior Years Non‐Catastrophe Losses and LAE Ratio (1.0)% Underlying Combined Ratio 107.8%

Investor Day ‐ 2023 Non‐GAAP Financial Measures 81 Underlying Combined Ratio – Normalizing Adjustments Fourth Quarter 2022 Ratios Specialty P&C (%) P&C Underlying Combined Ratios 107.8 Adjustments Estimated Seasonality Impact (Range Mid‐point) (1.7) Net Intra‐year Development Recognized in the Qtr. (0.9) P&C Other 0.8 Normalized P&C Underlying Combined Ratios 106.0